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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                           Idenix Pharmaceuticals, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                        45-0478605
      --------------                                   --------------
 (State of incorporation                                 (Employer
     or organization)                                 Identification No.)


                  125 CambridgePark Drive, Cambridge, MA 02140
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


If this form relates to the registration of a class of         If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act       securities pursuant to Section 12(g) of the Exchange Act
and is effective pursuant to General Instruction A.(c),        and is effective pursuant to General Instruction A.(d),
please check the following box.   [  ]                         please check the following box.   [ x ]


Securities Act registration statement file number to which this form relates:          333-86184
                                                                                       ---------
                                                                                     (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                   Title of Each Class                                  Name of Each Exchange on Which
                   to be so Registered                                  Each Class is to be Registered
                   -------------------                                  ------------------------------
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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $0.001 par value per share
                     ----------------------------------------
                                (Title of Class)


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Item 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $0.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1")
(File No. 333-86184) is incorporated herein by reference.

Item 2:  EXHIBITS.

The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Memorandum and Articles of Association of the Registrant incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Certificate of Domestication of the Registrant incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. By-laws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

     5. Amended and Restated Certificate of Incorporation of the Registrant, to be effective immediately prior to the closing of the offering, incorporated by reference to Exhibit 3.5 to the Company's Registration
          Statement on Form S-1.

     6. Amended and Restated By-laws of the Registrant, to be effective immediately prior to the closing of the offering, incorporated by reference to Exhibit 3.6 to the Company's Registration Statement on Form S-1.


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                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    IDENIX PHARMACEUTICALS, INC.

                                    By: /s/ Andrea J. Corcoran
                                        --------------------------------------
                                        Andrea J. Corcoran
                                        Senior Vice President, Legal and
                                        Administration

Dated:  May 31, 2002